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                                                  Registration No. 333-_________


                                                                    Exhibit 23.2


                         CONSENT OF INDEPENDENT AUDITOR



To the Board of Directors and Stockholders
Of AmerUs Group Co.:


Ladies and Gentlemen:

We consent to the use of our report incorporated by reference in the December 31, 1999 annual report on Form 10-K of AmerUs Life Holdings, Inc., which report appears in this Registration Statement on Form S-8 of AmerUs Group Co.


                                       /s/ KPMG LLP


Des Moines, Iowa
November 15, 2000